SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2002

LCC INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7925 Jones Branch Drive McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(703) 873-2000

Not applicable
(Former name or former address, if changed since last report)

Item 5     Other Events.

                 On January 31, 2002, LCC International, Inc. issued a press release announcing the acquisition of all of the assets of Smith Woolley Telecom. The purchase price for the acquisition was £6,000,000 or approximately US $8,464,000, including the issuance of approximately 215,000 shares of LCC Class A Common Stock, par value $.01 per share (the “LCC Shares”). The value of the LCC Shares was £1,000,000 (approximately US $1,410,000) and was based on a price of US $6.556 per share, which represents the average closing price of the Class A Common Stock for the 10 days prior to closing.

                  Attached as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference is the text of the January 31, 2002 press release.

Item 7      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)             Exhibits.

99.             Press Release, dated January 31, 2002, regarding LCC International,
                  Inc.’s acquisition of all of the asset of the Smith Woolley Telecom.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC INTERNATIONAL, INC.

Date: January 31, 2002	By: /s/ Peter A. Deliso Peter A. Deliso Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Page

99.	Press Release, dated January 31, 2002.	1